UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2010
RESOLUTE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34464 (Commission File Number)	27-0659371 (I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 303-534-4600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On March 4, 2010, Resolute Energy Corporation (the “Company” or “Resolute”) and GeoResources, Inc. (“GeoResources”) announced a joint project to develop acreage in the Bakken Shale Trend of North Dakota. Resolute has entered into agreements with GeoResources to acquire a 45% interest in the approximately 61,000 gross and 42,000 net leasehold acres in Williams County, North Dakota owned by GeoResources. GeoResources will retain a 45% interest and operations. It is expected that a third industry partner will participate in the remaining 10%. The parties presently plan to drill at least three horizontal wells in the Middle Bakken formation prior to year end, as well as seek to acquire additional acreage in the area. The primary objective for the joint venture is the Middle Bakken formation, and secondary objectives include the Three Forks, Madison and the Red River formations.
Forward-Looking Statements
     This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Actual results may differ materially from those contained in the forward-looking statements in this report. Resolute undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement. Readers are encouraged to read all the SEC reports of the Company, including Annual and Quarterly Reports and any and all other documents filed with the SEC containing information about Resolute, which are incorporated herein by reference. Interested persons are able to obtain free copies of filings containing information about Resolute, without charge, at the SEC’s internet site (http://www.sec.gov).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: March 4, 2010

RESOLUTE ENERGY CORPORATION
By:	/s/ James M. Piccone
James M. Piccone
President